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                                                                   EXHIBIT 99.13

                                  EXHIBIT 9.2.1

                AMENDMENT TO BUYER'S CERTIFICATE OF INCORPORATION

                  Pilgrim's Pride Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

                  1. The amendment to the Corporation's Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                  2. Article Fourth of the Corporation's Certificate of Incorporation is amended to read in its entirety as follows:

         "FOURTH:

         Authorized Shares

                  The total number of shares of stock which the Corporation shall have authority to issue is 165,000,000 shares, consisting of the following:

                  (1) 100,000,000 shares of Class A common stock, par value $.01 per share (the "Class A Common Stock");

                  (2) 60,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"); and

                  (3) 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock").

                  Designations, Preferences, etc. of the Capital Stock


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                           The designations, preferences, powers,
         qualifications, and special or relative rights or privileges of the capital stock of the Corporation shall be as set forth below.

                  Common Stock

                           (1) Identical Rights. Except as herein otherwise expressly provided, all shares of Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

                           (2) Dividends on the Common Stock.

                                    (a) Subject to the prior rights and
                  preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the Corporation's board of directors (the "Board of Directors") at any time and from time to time out of any funds of the Corporation legally available therefor, except that (1) if dividends are declared that are payable in shares of Common Stock, then such stock dividends shall be payable at the same rate on each class of Common Stock and shall be payable only in shares of Class A Common Stock to holders of Class A Common Stock and in shares of either Class A Common Stock or Class B Common Stock, as may be specified by the Board of Directors in a resolution authorizing such stock dividend, to holders of Class B Common Stock and (ii) if dividends are declared that are payable in shares of common stock of another corporation, then such shares may differ as to voting rights to the extent that voting rights now differ among the Class A Common Stock and the Class B Common Stock.

                                    (b) Dividends payable under this
                  subparagraph (2) shall be paid to the holders of record of the outstanding shares of Common Stock as their names shall appear on the stock register of the Corporation on the record date fixed by the Board of Directors in advance of declaration and payment of each dividend. Any shares of Common Stock issued as a dividend pursuant to this


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                  subparagraph (2) shall, when so issued, be duly authorized, validly issued, fully paid and non-assessable, and free of all liens and charges.

                                    (c) Notwithstanding anything contained
                  herein to the contrary, no dividends on shares of Common Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation at any time that such declaration, payment or setting apart is prohibited by applicable law.

                           (3) Stock Splits Relating to the Common Stock. Except as expressly provided in subparagraph (2) above, the Corporation shall not in any manner subdivide (by any stock split, reclassification, stock dividend, recapitalization or otherwise) or combine the outstanding shares of one class of Common Stock unless the outstanding shares of both classes of Common Stock shall be proportionately subdivided or combined.

                           (4) Liquidation Rights of the Common Stock. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this subparagraph (4), shall not be deemed to be occasioned by or to include any consolidation or merger of the Corporation with or into any other corporation or corporations or other entity or a sale, lease, exchange, or conveyance of all or a part of the assets of the Corporation.

                           (5) Voting Rights of the Common Stock.

                                    (a) The holders of the Class A Common Stock
                  and the Class B Common Stock shall vote as a single class on all matters submitted to a vote of the stockholders, with each share of Class A Common Stock being entitled to one (1) vote and each



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                  share of Class B Common Stock being entitled to twenty (20)
                  votes, except as otherwise provided by law. The number of authorized shares of Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the combined voting power of the Class A Common Stock and the Class B Common Stock, voting together as a single class and without separate class votes.

                                    (B) No holder of Common Stock shall be
                  entitled to preemptive or subscription rights.

                           (6) Consideration on Merger, Consolidation, etc. In any merger, consolidation, or business combination, the consideration to be received per share by the holders of Class A Common Stock and Class B Common Stock must be identical for each class of stock, except that in any such transaction in which shares of common stock are to be distributed, such shares may differ as to voting rights to the extent that voting rights now differ among the Class A Common Stock and the Class B Common Stock.

                  Preferred Stock

                           Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation. The Board of Directors of the Corporation is hereby expressly authorized, subject to the limitations provided by law, to establish and designate series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and the relative powers, rights, preferences and limitations of the shares of each series and the variations in the relative powers, rights, preferences and limitations as between series, and to increase and to decrease the number of shares constituting each series."



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         IN WITNESS WHEREOF, Pilgrim's Pride Corporation has caused this
Certificate to be executed by ________________________________________, its authorized officer, on this _____ day of ___________________________, 2003.


                                            PILGRIM'S PRIDE CORPORATION



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                                            Name:
                                            Title:




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